SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – June 12, 2003

MELLON FINANCIAL CORPORATION

(Exact name of registrant as specified in charter)

Pennsylvania (State or other jurisdiction of incorporation)	1-7410 (Commission File Number)	25-1233834 (I.R.S. Employer Identification No.)

One Mellon Center 500 Grant Street Pittsburgh, Pennsylvania (Address of principal executive offices)	15258 (Zip code)

Registrant’s telephone number, including area code – (412) 234-5000

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Underwriting Agreement
Form of Subordinated Notes

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed herewith and are incorporated by reference into Registration Statement Nos. 333-33248 and 333-33248-01 pertaining to certain debt securities of Mellon Funding Corporation and the related guarantees of Mellon Financial Corporation.

Exhibit
Number	Description
1.6	Underwriting Agreement dated as of June 12, 2003, between Mellon Funding Corporation (the “Company”), Mellon Financial Corporation (the “Guarantor”), and Credit Suisse First Boston LLC, as Underwriter, relating to the issuance and sale of $100,000,000 aggregate principal amount of the Company’s 5% Subordinated Notes due 2014 and the related guarantees of the Guarantor, together with the Mellon Funding Corporation Underwriting Agreement Standard Provisions (Debt) dated March 24, 2000.

4.12	Form of 5% Subordinated Notes due 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 19, 2003	MELLON FINANCIAL CORPORATION

	By:	/s/ MICHAEL A. BRYSON Michael A. Bryson Chief Financial Officer

EXHIBIT INDEX

Number	Description	Method of Filing
1.6	Underwriting Agreement dated as of June 12, 2003	Filed herewith

4.12	Form of 5% Subordinated Notes due 2014	Filed herewith